EXHIBIT 24


            CUMMINS ENGINE COMPANY, INC., AND SUBSIDIARIES
                           POWER OF ATTORNEY
            ~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Steven L. Zeller and Peter B. Hamilton and each of them, with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Engine Company, Inc. ("the Company") for the Company's fiscal year ended December 31, 1993 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 4, 1994





                                           /s/H. B. Schacht
                                           ~~~~~~~~~~~~~~~~~~~~~~~~~~
                                           Henry B. Schacht
                                           Director & Chief Executive
                                           Officer
(page)




            CUMMINS ENGINE COMPANY, INC., AND SUBSIDIARIES
                           POWER OF ATTORNEY
            ~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Steven L. Zeller and Peter B. Hamilton and each of them, with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Engine Company, Inc. ("the Company") for the Company's fiscal year ended December 31, 1993 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 4, 1994





                                           /s/James A. Henderson
                                           ~~~~~~~~~~~~~~~~~~~~~~~~~~
                                           James A. Henderson
                                           Director & Chief Operating
                                           Officer
(page)




            CUMMINS ENGINE COMPANY, INC., AND SUBSIDIARIES
                           POWER OF ATTORNEY
            ~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Steven L. Zeller and Peter B. Hamilton and each of them, with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Engine Company, Inc. ("the Company") for the Company's fiscal year ended December 31, 1993 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 4, 1994





                                           /s/Harold Brown
                                           ~~~~~~~~~~~~~~~
                                           Harold Brown
                                           Director
(page)




            CUMMINS ENGINE COMPANY, INC., AND SUBSIDIARIES
                           POWER OF ATTORNEY
            ~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Steven L. Zeller and Peter B. Hamilton and each of them, with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Engine Company, Inc. ("the Company") for the Company's fiscal year ended December 31, 1993 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 4, 1994





                                           /s/Robert J. Darnall
                                           ~~~~~~~~~~~~~~~~~~~~
                                           Robert J. Darnall
                                           Director
(page)




           CUMMINS ENGINE COMPANY, INC., AND SUBSIDIARIES
                          POWER OF ATTORNEY
           ~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Steven L. Zeller and Peter B. Hamilton and each of them, with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Engine Company, Inc. ("the Company") for the Company's fiscal year ended December 31, 1993 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 4, 1994





                                           /s/James D. Donaldson
                                           ~~~~~~~~~~~~~~~~~~~~~
                                           James D. Donaldson
                                           Director
(page)




            CUMMINS ENGINE COMPANY, INC., AND SUBSIDIARIES
                           POWER OF ATTORNEY
            ~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Steven L. Zeller and Peter B. Hamilton and each of them, with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Engine Company, Inc. ("the Company") for the Company's fiscal year ended December 31, 1993 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  February 24, 1994





                                           /s/W. Y. Elisha
                                           ~~~~~~~~~~~~~~~~
                                           Walter Y. Elisha
                                           Director
(page)




             CUMMINS ENGINE COMPANY, INC., AND SUBSIDIARIES
                            POWER OF ATTORNEY
             ~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Steven L. Zeller and Peter B. Hamilton and each of them, with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Engine Company, Inc. ("the Company") for the Company's fiscal year ended December 31, 1993 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  February 22, 1994





                                           /s/Hanna H. Gray
                                           ~~~~~~~~~~~~~~~~
                                           Hanna H. Gray
                                           Director
(page)




            CUMMINS ENGINE COMPANY, INC., AND SUBSIDIARIES
                           POWER OF ATTORNEY
            ~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Steven L. Zeller and Peter B. Hamilton and each of them, with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Engine Company, Inc. ("the Company") for the Company's fiscal year ended December 31, 1993 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 4, 1994





                                           /s/J. Irwin Miller
                                           ~~~~~~~~~~~~~~~~~~
                                           J. Irwin Miller
                                           Director
(page)




            CUMMINS ENGINE COMPANY, INC., AND SUBSIDIARIES
                           POWER OF ATTORNEY
            ~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Steven L. Zeller and Peter B. Hamilton and each of them, with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Engine Company, Inc. ("the Company") for the Company's fiscal year ended December 31, 1993 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  February 22, 1994





                                           /s/William I. Miller
                                           ~~~~~~~~~~~~~~~~~~~~
                                           William I. Miller
                                           Director
(page)




             CUMMINS ENGINE COMPANY, INC., AND SUBSIDIARIES
                            POWER OF ATTORNEY
             ~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Steven L. Zeller and Peter B. Hamilton and each of them, with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Engine Company, Inc. ("the Company") for the Company's fiscal year ended December 31, 1993 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 4, 1994





                                           /s/Donald S. Perkins
                                           ~~~~~~~~~~~~~~~~~~~~
                                           Donald S. Perkins
                                           Director
(page)




           CUMMINS ENGINE COMPANY, INC., AND SUBSIDIARIES
                          POWER OF ATTORNEY
           ~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Steven L. Zeller and Peter B. Hamilton and each of them, with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Engine Company, Inc. ("the Company") for the Company's fiscal year ended December 31, 1993 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  February 22, 1994





                                           /s/F. A. Thomas
                                           ~~~~~~~~~~~~~~~~~~~~~
                                           Franklin A. Thomas
                                           Director
(page)



            CUMMINS ENGINE COMPANY, INC., AND SUBSIDIARIES
            POWER OF ATTORNEY
            ~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~



KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Steven L. Zeller and Peter B. Hamilton and each of them, with full power to act without the other as his true and lawful attorney-in-fact and agent, with full and several powers of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Cummins Engine Company, Inc. ("the Company") for the Company's fiscal year ended December 31, 1993 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  March 4, 1994





                                           /s/J. Lawrence Wilson
                                           ~~~~~~~~~~~~~~~~~~~~~
                                           J. Lawrence Wilson
                                           Director